UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2006

AmeriCredit Corp.

(Exact name of registrant as specified in its charter)

Texas	001-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 30, 2006, AmeriCredit Financial Services, Inc. (“AmeriCredit”), a wholly owned subsidiary of AmeriCredit Corp., entered into amendments to the transaction documents concerning its Master Trust warehouse credit facility with each lender party thereto and Deutsche Bank Trust Company Americas, as administrative agent for the lenders. The Master Trust warehouse credit facility is a revolving credit facility secured by automobile retail installment sales contracts purchased and serviced by AmeriCredit Financial Services, Inc. These amendments increased the facility limit from $1.95 billion to $2.50 billion. These amendments also extended the commitment termination date to October 30, 2009 and made certain technical amendments that are not material. A copy of the amendments are filed herewith as exhibits to this Form 8-K.

Affiliates of Deutsche Bank Trust Company Americas have also performed investment banking and advisory services for AmeriCredit from time to time to which they have received customary fees and expenses.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

None.

(b)	Pro-forma Financial Information

None.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Third Amended and Restated Sale and Servicing Agreement, dated October 30, 2006, by and among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, as a Seller, AmeriCredit Financial Services, Inc., as a Seller and as Servicer, and The Bank of New York, as Backup Servicer and Trust Collateral Agent

99.2	Third Amended and Restated Indenture, dated October 30, 2006, by and among AmeriCredit Master Trust, The Bank of New York, as Trustee and Trust Collateral Agent, and Deutsche Bank Trust Company Americas, as Administrative Agent

99.3	Third Amended and Restated Class A Note Purchase Agreement, dated as of October 30, 2006, by and among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, as a Seller, AmeriCredit Financial Services, Inc., as a Seller and as Servicer, Deutsche Bank Trust Company Americas, as Administrative Agent, Deutsche Bank AG, New York Branch, as an Agent, the Class A Purchasers parties thereto and the other Agents parties thereto

99.4	Third Amended and Restated Class B Note Purchase Agreement, dated as of October 30, 2006, by and among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, as a Seller, AmeriCredit Financial Services, Inc., as a Seller and as Servicer, Deutsche Bank Trust Company Americas, as Administrative Agent, Deutsche Bank AG, New York Branch, as an Agent, the Class B Purchasers parties thereto and the other Agents parties thereto

99.5	Third Amended and Restated Class C Note Purchase Agreement, dated as of October 30, 2006, by and among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, as a Seller, AmeriCredit Financial Services, Inc., as a Seller and as Servicer, Deutsche Bank Trust Company Americas, as Administrative Agent, Deutsche Bank AG, New York Branch, as an Agent, the Class C Purchasers parties thereto and the other Agents parties thereto

99.6	Third Amended and Restated Class S Note Purchase Agreement, dated as of October 30, 2006, by and among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, as a Seller, AmeriCredit Financial Services, Inc., as a Seller and as Servicer, Deutsche Bank Trust Company Americas, as Administrative Agent, Deutsche Bank AG, New York Branch, as an Agent, the Class S Purchasers parties thereto and the other Agents parties thereto

99.7	Press release dated October 31, 2006, entitled “AmeriCredit Expands and Extends Master Warehouse Credit Facility”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriCredit Corp.
(Registrant)

Date: November 1, 2006	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Third Amended and Restated Sale and Servicing Agreement, dated October 30, 2006, by and among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, as a Seller, AmeriCredit Financial Services, Inc., as a Seller and as Servicer, and The Bank of New York, as Backup Servicer and Trust Collateral Agent

99.2	Third Amended and Restated Indenture, dated October 30, 2006, by and among AmeriCredit Master Trust, The Bank of New York, as Trustee and Trust Collateral Agent, and Deutsche Bank Trust Company Americas, as Administrative Agent

99.3	Third Amended and Restated Class A Note Purchase Agreement, dated as of October 30, 2006, by and among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, as a Seller, AmeriCredit Financial Services, Inc., as a Seller and as Servicer, Deutsche Bank Trust Company Americas, as Administrative Agent, Deutsche Bank AG, New York Branch, as an Agent, the Class A Purchasers parties thereto and the other Agents parties thereto

99.4	Third Amended and Restated Class B Note Purchase Agreement, dated as of October 30, 2006, by and among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, as a Seller, AmeriCredit Financial Services, Inc., as a Seller and as Servicer, Deutsche Bank Trust Company Americas, as Administrative Agent, Deutsche Bank AG, New York Branch, as an Agent, the Class B Purchasers parties thereto and the other Agents parties thereto

99.5	Third Amended and Restated Class C Note Purchase Agreement, dated as of October 30, 2006, by and among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, as a Seller, AmeriCredit Financial Services, Inc., as a Seller and as Servicer, Deutsche Bank Trust Company Americas, as Administrative Agent, Deutsche Bank AG, New York Branch, as an Agent, the Class C Purchasers parties thereto and the other Agents parties thereto

99.6	Third Amended and Restated Class S Note Purchase Agreement, dated as of October 30, 2006, by and among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, as a Seller, AmeriCredit Financial Services, Inc., as a Seller and as Servicer, Deutsche Bank Trust Company Americas, as Administrative Agent, Deutsche Bank AG, New York Branch, as an Agent, the Class S Purchasers parties thereto and the other Agents parties thereto

99.7	Press release dated October 31, 2006, entitled “AmeriCredit Expands and Extends Master Warehouse Credit Facility”